Supplement dated October 8, 2024, to the Prospectus and Updating Summary Prospectus for the Equity Advantage VUL Flexible Premium Variable Life Insurance Policies Issued by Metropolitan Life Separate Account UL of Metropolitan Life Insurance Company dated April 29, 2024 (the “Prospectus”).

This Supplement incorporates the Prospectus by reference. You should read this Supplement in conjunction with your Prospectus and retain all documents for future reference. Unless otherwise indicated, the information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus unless a new term is defined or an existing term in your Prospectus is revised by this Supplement.

You can find the current Prospectus and other information about the policies online at dfinview.com/metlife/tahd/MET000252. You can also obtain this information at no cost by calling 800-638-5000, or by sending an email request to RCG@metlife.com.

Metropolitan Life Insurance Company (“MetLife”) as depositor and sponsor of Metropolitan Life Separate Account UL (the “Separate Account”) for the Equity Advantage VUL is redeeming shares in the following underlying fund investment options in which the Divisions invest (“Existing Funds”) as of the close of the New York Stock Exchange on or about November 22, 2024 (“Substitution Date”):

•	AB Global Dynamic Allocation Portfolio – Class B

•	BlackRock Global Tactical Strategies Portfolio – Class B

•	Brighthouse Balanced Plus Portfolio – Class B

•	Invesco Balanced-Risk Allocation Portfolio – Class B

•	PanAgora Global Diversified Risk Portfolio – Class B

•	Schroders Global Multi-Asset Portfolio – Class B

On the Substitution Date, units of the above-referenced Divisions will be replaced with units of the MetLife Multi-Index Targeted Risk Portfolio – Class B Division (“Replacement Fund”).

The Divisions that invest in the Existing Funds will continue to be available for investment until the close of business on the New York Stock Exchange on the business day before the Substitution Date. Any Premium payment, allocation election, transfer or withdrawal allocation (including any applicable Systematic Withdrawal Program and automated investment strategies) or other transaction involving the Divisions that invest in the Existing Funds on and after the Substitution Date, will default to the Division that invests in the Replacement Fund, as described more fully below.

On the Substitution Date, MetLife will carry out the substitutions by redeeming shares of the Existing Funds held in the Separate Account and purchasing shares of the Replacement Fund. The substitutions will result in any Account Value you have allocated to Divisions investing in the Existing Funds, in effect, being transferred to the Division investing in the Replacement Fund.

The investment objective and policies of the Replacement Fund, along with information about the Replacement Fund’s investment adviser, are in the Replacement Fund’s prospectus, which you should read carefully.

Prior to the Substitution Date. From the date of this Supplement until the Substitution Date, policy owners with allocations in Divisions that invest in the Existing Funds may continue to allocate Premium payments and transfer allocations to any other available Division in accordance with the terms of the policy. During this period, any transfers from a Division that invests in an Existing Fund will not be treated as a transfer for purposes of transfer limitations and fees that may otherwise be applicable under the terms of your policy. Frequent trading and rider allocation plan limitations will continue to apply. You may affect transfers by written request, telephone or by any other method we make available under your policy and as described in the prospectus.

On the Substitution Date. At the close of business on the Substitution Date, MetLife will redeem proceeds from the Divisions that invest in the Existing Funds. These proceeds will then be used to purchase units in the Division that invests in the Replacement Fund The substitutions will occur at relative net asset values of the Existing Funds and Replacement Fund. All policy owners affected by the substitutions will receive written confirmation of the transactions. Your account value will be the same as before the substitutions. However, the number of units you receive in the Division that invests in the Replacement Fund will be different from the number of units you owned in the Divisions that invested in the Existing Funds, due to the difference in unit values. The substitution transactions will not be treated as a transfer for the purposes of transfer limitations. There will be no tax consequences as a result of the substitution transactions.

After the Substitution Date. Effective immediately following the Substitution Date, the Divisions that invested in the Existing Funds will no longer be available as investment options in the policy. Additionally, from the Substitution Date through 30 days after the Substitution Date, policy owners may reallocate amounts that were substituted into the Division that invests in the Replacement Fund to any other Division without the transfer being treated as a transfer for purposes of transfer limitations and fees that would otherwise be applicable under the terms of the policy. Once the substitutions occur, any Premium payment, allocation election, transfer or withdrawal allocation or other transaction involving the Divisions that invested in the Existing Funds will be allocated to the Division that invests in the Replacement Fund and will become allocation instructions until you tell us otherwise. Frequent trading and any limitations imposed by riders will continue to apply.

Information about the Replacement Fund, its investment policies, risks, fees and expenses and all other aspects of its operations, can be found in its prospectus, which you should read carefully. AS WITH THE EXISTING FUNDS, THERE IS NO ASSURANCE THAT THE REPLACEMENT FUND WILL ACHIEVE ITS STATED OBJECTIVES.

As of the Substitution Date, all references in the Prospectus to the Divisions that invest in the Existing Funds and the Existing Funds are replaced with references to the Division that invests in the Replacement Fund and the Replacement Fund, as applicable.

Changes to Administrative Programs and allocation instructions: On and after the Substitution Date, certain administrative programs will be impacted, including:

1.

Enhanced Dollar Cost Averaging Programs (EDCA): If you are enrolled in a EDCA program that includes one or more Division(s) investing in one or more Existing Fund(s), you may terminate your current allocation instructions and provide new allocation instructions at any time prior to the Substitution Date. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the Division(s) investing in the Existing Fund(s) with the Division investing in the Replacement Fund on the Substitution Date.
2.

Optional Automated Investment Strategies: If you are enrolled in an automated investment strategy that includes one or more Division(s) investing in one or more Existing Fund(s), you may terminate your current instructions and provide new allocation instructions prior to the Substitution Date. Unless you provide new instructions, amounts transferred pursuant to your current rebalancing instructions will continue to be transferred the Division(s) investing in the Existing Fund(s) until the Substitution Date. If you do not provide new allocation instructions, your automated investment strategy will automatically be updated to replace the Division(s) investing in an Existing Fund(s) with the Division investing in the corresponding Replacement Fund on the Substitution Date.

3.

Premium Payment, Account Value and Transfer Allocation Instructions: If you have allocation instructions on file that include one or more Division(s) investing in one or more Existing Fund(s), you may change those allocation instructions by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the Division(s) investing in the Existing Fund(s) until the Substitution Date. If you do not provide new allocation instructions, your allocation instructions will automatically be updated to replace the Division(s) investing in the Existing Fund(s) with the Division investing in the Replacement Fund on the Substitution Date.

Changes to Appendix A:

The chart in Appendix A is amended to delete all references to the Existing Funds as of the Substitution Date.